SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                                                                        [X]

Filed by a Party other than the Registrant                                                                       [  ]

Check the Appropriate Box:

[ ]            Preliminary Proxy Statement

[ ]            Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))                                                               [  ]

[X]            Definitive Proxy Statement

[ ]            Definitive Additional Materials

[ ]            Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Evergreen Municipal Trust

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X]          No fee required.

[ ]            Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

[ ]            Fee paid previously with preliminary material

[ ]            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 12, 2009

EVERGREEN EQUITY TRUST, on behalf of the following series:

Evergreen Diversified Capital Builder Fund
Evergreen Disciplined Value Fund
Evergreen Enhanced S&P 500® Fund
Evergreen Equity Income Fund
Evergreen Fundamental Large Cap Fund
Evergreen Fundamental Mid Cap Value Fund
Evergreen Growth Fund
Evergreen Health Care Fund
Evergreen Large Company Growth Fund
Evergreen Mid Cap Growth Fund
Evergreen Omega Fund
Evergreen Small-Mid Growth Fund
Evergreen Special Values Fund

EVERGREEN FIXED INCOME TRUST, on behalf of the following series:

Evergreen Diversified Income Builder Fund

EVERGREEN INTERNATIONAL TRUST, on behalf of the following series:

Evergreen Emerging Markets Growth Fund
Evergreen Global Large Cap Equity Fund
Evergreen Global Opportunities Fund
Evergreen International Equity Fund
Evergreen Precious Metals Fund

EVERGREEN MUNICIPAL TRUST, on behalf of the following series:

Evergreen California Municipal Bond Fund
Evergreen High Income Municipal Bond Fund
Evergreen Municipal Bond Fund
Evergreen North Carolina Municipal Bond Fund
Evergreen Pennsylvania Municipal Bond Fund
Evergreen Short-Intermediate Municipal Bond Fund

EVERGREEN SELECT EQUITY TRUST, on behalf of the following series:

Evergreen Equity Index Fund
Evergreen Strategic Growth Fund

EVERGREEN SELECT FIXED INCOME TRUST, on behalf of the following series:

Evergreen Intermediate Municipal Bond Fund

(Each of the series listed above a "Fund" and together, the "Funds".)

200 Berkeley Street, Boston, Massachusetts 02116-5034

TO THE SHAREHOLDERS OF EACH FUND

Notice is hereby given that a combined Special Meeting of Shareholders (the "Meeting") of the Funds will be held on February 12, 2009 at 10:00 a.m. Eastern time, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034. With respect to each Fund, the purposes of the Meeting are as follows:

  To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC;

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 1, 2008 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC.

By Order of the Board of Trustees

MICHAEL H. KOONCE
Secretary

December 19, 2008

EVERGREEN FUNDS
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of each Fund for a combined Special Meeting of Shareholders (the "Meeting") to be held at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, on February 12, 2009 at 10:00 a.m. Eastern time. The address of the principal office of the Funds is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about December 19, 2008. You may obtain a copy of each Fund's most recent shareholder report(s) without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from www.EvergreenInvestments.com.

Proxy Solicitation

The Board of Trustees of each Fund intends to bring before the Meeting the matters set forth in the accompanying notice. For each Fund, holders of shares (the "Shares") of the Fund (the "Shareholders") may vote on the matters set forth in the accompanying notice. Shareholders of each Fund vote separately on each proposal. The outcome of a vote for one Fund will not affect the outcome of a vote for any other Fund. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares of the Fund will be voted IN FAVOR OF the new Investment Advisory Agreement with Evergreen Investment Management Company, LLC ("EIMC"). If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Funds. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

Each Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of twenty-five percent (25%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for the approval of the proposals). With regard to the new Investment Advisory Agreement with EIMC, votes may be cast IN FAVOR OF or AGAINST the proposed agreement or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and votes that are withheld will count for purposes of determining whether a quorum is present but will have the effect of a vote against the new Investment Advisory Agreement with EIMC.

With respect to each Fund, the approval of the new Investment Advisory Agreement with EIMC requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

EIMC will bear the costs associated with this proxy statement. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. EIMC has engaged the Altman Group to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $1,100,000.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on December 1, 2008 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. Please see Exhibit A for information regarding the number of shares outstanding as of December 1, 2008.

Each Share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per Share, as to any matter on which the Share is entitled to vote. For each Fund, Shares of all classes vote together as a single class.

Please see Exhibit B for a list of persons reflected on the books and records of each Fund as owning beneficially 5% or more of the outstanding Shares of any class of the Fund as of October 31, 2008.

As of October 31, 2008, the officers and Trustees of each Fund as a group beneficially owned in the aggregate less than 1.00% of each class of Shares of each Fund, except for Class A shares of Evergreen Short Intermediate Municipal Bond Fund of which they owned 1.83%, and less than 1.00% of the outstanding securities of Wachovia Corporation ("Wachovia"), parent of EIMC, the Funds' investment advisor and less than 1.00% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), which may be deemed to "control" Wachovia. Richard K. Wagoner, a member of the Board of Trustees of each Fund, is an "interested person" of the Evergreen funds, as defined in Section 2(a)(19) of the 1940 Act, because he and members of his immediate family owned approximately 27,000 shares of Wachovia common stock as of October 31, 2008, and may benefit from Wells Fargo's acquisition of Wachovia.

I. APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC (PROPOSAL 1)

Information about Wells Fargo's Proposed Acquisition of Wachovia

On October 3, 2008, Wachovia, the parent company of EIMC, and Wells Fargo announced that Wells Fargo had agreed to purchase Wachovia, including all of Wachovia's banking and other businesses, in a stock-for-stock merger transaction. Wells Fargo is a diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through almost 6,000 stores and the internet across North America and internationally. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104. Wachovia is a bank holding company in the United States located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Wachovia and Wells Fargo entered into an Agreement and Plan of Merger on October 3, 2008 that provides for Wachovia to merge into Wells Fargo, with Wells Fargo the surviving corporation. The merger requires the approval of Wachovia shareholders, customary approvals of regulators, and the satisfaction of other closing conditions. Although there is no assurance that the merger will be completed, if the approvals are obtained and the other closing conditions are satisfied or waived, Wachovia and Wells Fargo anticipate that the merger will close by the end of 2008.

In connection with the merger, Wachovia and Wells Fargo entered into a Share Exchange Agreement on October 3, 2008. Under the Share Exchange Agreement, Wachovia agreed to issue preferred shares to Wells Fargo representing a 39.9% voting interest in Wachovia. Wachovia issued the preferred shares to Wells Fargo after the close of business on October 20, 2008. Wells Fargo has said that it intends to vote these shares in favor of the merger. After the merger, EIMC will be an indirect wholly owned subsidiary of Wells Fargo.

Both Wachovia's issuance of preferred shares to Wells Fargo, and the subsequent merger, are the types of events that might be considered to be "changes of control" of EIMC under the 1940 Act. Under the 1940 Act, which regulates investment companies such as the Evergreen funds, investment advisory agreements are required to terminate automatically when there is a "change of control" of the investment advisor. Fund shareholders must then approve a new agreement so that the fund may continue to receive advisory services.

The Interim Investment Advisory Agreements

Each of the Evergreen funds' investment advisory agreements terminates automatically in the event of a "change of control" of EIMC. The issuance of preferred stock to Wells Fargo under the Share Exchange Agreement likely constituted a change of control of EIMC. It is possible, though not certain, that the subsequent merger of Wachovia into Wells Fargo also constitutes a change of control of EIMC; the Evergreen funds have opted to treat that transaction as a change of control in any event.

In anticipation of the change of control resulting from the issuance of preferred shares to Wells Fargo, the Evergreen funds' Boards of Trustees met (a majority of the disinterested Trustees attending in person, the remainder by telephone) on October 20, 2008, before the issuance of the preferred shares, and approved interim investment advisory agreements for each of the Evergreen funds (the "Initial Interim Agreements").

Each Initial Interim Agreement provides that it may not continue in effect for longer than 150 days, meaning that it will terminate no later than March 19, 2009. In addition, the Trustees, or the shareholders upon a vote of a majority of a fund's outstanding voting securities, may terminate an Initial Interim Agreement with respect to a fund without penalty on ten calendar days' written notice. Each Initial Interim Agreement also provides that any fees payable under the agreement must be held in an interest-bearing escrow account, to be released to EIMC only if a new, definitive investment advisory agreement is subsequently approved by an Evergreen fund's shareholders by March 19, 2009; otherwise, EIMC will be entitled to receive for its services under the Initial Interim Agreement only an amount, paid out of the escrow account, equal to the lesser of (i) its costs of performing services during the interim period plus interest and (ii) the amount in the escrow account plus interest. Each of the Initial Interim Agreements is identical to the agreement it replaced, except for its date and the provisions regarding the term of the contract and fees being held in escrow. The Initial Interim Agreements became effective on October 20, 2008, when Wachovia issued preferred shares to Wells Fargo.

Upon the closing of the merger of Wells Fargo and Wachovia, the Evergreen funds will consider that a second change of control has occurred and that the Initial Interim Agreements have terminated automatically. Because of the likelihood that the merger will close before shareholders meet to approve new, definitive investment advisory agreements, the Evergreen funds' Boards of Trustees met by telephone on November 12, 2008, to approve a second set of interim investment advisory agreements (the "Subsequent Interim Agreements"), to become effective upon the closing of the merger. The Subsequent Interim Agreements are identical to the Initial Interim Agreements, except that they will have different effective dates. Like the Initial Interim Agreements, the Subsequent Interim Agreements will terminate no later than March 19, 2009 (150 days after the first change of control event). Because the Subsequent Interim Agreements must be approved by the Trustees at a meeting held in person, the Trustees approved the Subsequent Interim Agreements again at their in-person meetings on December 3 and 4, 2008.

The New Investment Advisory Agreements

At their telephonic meeting on November 12, 2008, the Trustees also approved new, definitive investment advisory agreements with EIMC (the "New Agreements"). Because the 1940 Act also requires trustee approval of definitive advisory agreements to occur at an in-person meeting, the Trustees approved the New Agreements again at their in-person meetings on December 3 and 4, 2008.

The New Agreements are identical to the investment advisory agreements that were in effect before October 20, 2008 (each a "Prior Advisory Agreement"), except that the New Agreements will have different effective dates and will continue until September 30, 2009 and from year to year thereafter so long as the continuance is approved. (They are also identical to the Initial Interim Agreements and the Subsequent Interim Agreements, except that they will have different effective dates, will not terminate on March 19, 2009, and do not require advisory fees to be paid into an escrow account.) The New Agreements will become effective upon shareholder approval. The terms of the New Agreements are described generally below, but are qualified entirely by reference to the New Agreements. Please refer to Exhibit C for a form of the New Agreement.

Under each New Agreement, subject to the supervision of the Board of Trustees, EIMC will manage and administer the operation of an Evergreen fund, supervise the provision of services to the fund by others, manage the investment and reinvestment of the fund's assets in conformity with its investment objective and restrictions, and select broker-dealers for the fund's portfolio trades. EIMC will receive a fee for its services under the New Agreement which is identical to the fee it received under the Prior Advisory Agreement, and will bear the same expenses in connection with the provision of services as under those agreements. This fee, with respect to each Fund, is set forth in Exhibit C.

EIMC also assumes and pays for all compensation to any Trustees who are affiliated with EIMC or its affiliates and to all officers of the funds. EIMC may retain any sub-advisors, at its own expense, to provide all services provided by EIMC and may delegate to any sub-advisor its rights, obligations and duties under a New Agreement.

Each New Agreement may be terminated, without payment of any penalty, by EIMC, by the Trustees, or by a majority vote of the outstanding Shares of a Fund upon 60 days prior written notice. Each New Agreement will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act. Each New Agreement provides that EIMC is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the New Agreement, except a loss resulting from EIMC's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations. If approved by Shareholders, each New Agreement will have an initial term through September 30, 2009, and thereafter may be renewed on an annual basis by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. If Shareholders approve the New Agreements, it is expected that each Fund's current portfolio management team will continue to manage the Fund's assets.

Please refer to Exhibit D for the date on which each Fund's Prior Advisory Agreement was last approved by Shareholders, the date on which its continuance was last approved by the Trustees, the fee schedule, and the fees paid during each Fund's most recent fiscal year.

The Trustees' Considerations

In considering whether to approve the Initial Interim Agreements, the Subsequent Interim Agreements and the New Agreements, the Trustees took into account that they had recently approved the annual continuation of all of the Prior Advisory Agreements and the then-existing sub-advisory agreements (collectively, the "Prior Agreements") for the Evergreen funds in September 2008. That approval, on which the Trustees voted at their meeting held in person on September 17 and 18, 2008, followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the nature and quality of services that the Evergreen funds receive, the fees that the Evergreen funds pay under the agreements, and the Evergreen funds' investment performance, as well as a wide range of other matters that the Trustees considered to have a bearing upon the agreements. Exhibit E contains a general description of the Trustees' deliberations.

In all of the meetings where the Trustees considered the Funds' investment advisory agreements, including their meeting in September when they considered the annual approval of the Evergreen funds' Prior Agreements and in a series of subsequent meetings at which they considered the Initial Interim Agreements, the Subsequent Interim Agreements, and the New Agreements, the Trustees took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and, in connection with the Initial Interim Agreements, the Subsequent Interim Agreements, and the New Agreements, the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC's parent company, increase the capital available to support the Evergreen funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the Evergreen funds. In light principally of these considerations and their recent continuation of the Evergreen funds' investment advisory arrangements in September, the Trustees approved the Initial Interim Agreements at their meeting on October 20, 2008. In all of their deliberations, the disinterested Trustees were represented by independent counsel, and met separately on various occasions with such counsel to discuss these matters.

At their November 12, 2008 meeting, the Trustees considered presentations by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the Evergreen funds. The Trustees approved the Subsequent Interim Agreements and the New Agreements at this meeting. The Trustees reviewed the terms of these agreements, noting that the terms were generally identical to those of the Evergreen funds' Prior Agreements (but for provisions required by law to be included in the interim agreements). As part of their review, the Trustees also considered:

  Their understanding that the merger was not expected to result in any adverse effect on the Evergreen funds, on the quality and level of services that EIMC would provide to the Evergreen funds, or on the resources available to the Evergreen funds and to EIMC, and that Wells Fargo is committed to continue providing the Evergreen funds with high quality services;

  Information about Wells Fargo's financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the Evergreen funds as well as offering the potential for the Evergreen funds, over time, to access Wells Fargo's infrastructure, resources and capabilities;

  That EIMC and Wells Fargo representatives have stated that there is no present intention to change the Evergreen funds' existing advisory fees or expense limitations;

  That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the Evergreen funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

  That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year and that, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

  That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the Evergreen funds or the services provided by EIMC or its affiliates to the Evergreen funds;

  Wells Fargo's experience and approach with respect to acquisitions of other fund complexes;

  The fact that, if the New Agreements are not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the Evergreen funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

  That EIMC's management supports the merger; and

  That representatives of EIMC have committed that the Evergreen funds will not bear the expenses relating to Wells Fargo's acquisition of Wachovia, including the costs of soliciting Evergreen fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not "interested persons" of the Evergreen funds or EIMC, unanimously approved the Subsequent Interim Agreements and the New Agreements and determined to recommend the approval of the New Agreements to shareholders of the Evergreen funds.

Section 15(f) of the 1940 Act

Section 15(f) provides a non-exclusive "safe harbor" for an investment company's advisor or any affiliated persons of the advisor to receive any amount or benefit in connection with a change of control of the investment advisor if two conditions are met. First, for a period of three years after the change of control, at least 75% of the investment company's trustees must not be interested persons of the advisor or of the predecessor advisor. Second, there must not be any "unfair burden" imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction.

"Unfair burden" includes any arrangement during the two year period after the transaction in which the advisor or predecessor advisor (or any interested person of them) receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders, other than fees for bona fide investment advisory or other services, or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter of the investment company. EIMC has informed the Evergreen funds that neither it, Wachovia, nor Wells Fargo, after reasonable inquiry, is aware of any express or implied term, condition, understanding or any arrangement that would impose an "unfair burden" on the Evergreen funds as a result of the issuance of preferred shares or the merger. Representatives of EIMC have committed that the Evergreen funds will not bear the burden of expenses relating to Wells Fargo's acquisition of Wachovia, including all of the costs of this proxy solicitation.

Managing Directors and Principal Executive Officers and Directors of EIMC

The following is a list of EIMC's managing directors and principal executive officers and directors.

Name Principal and Occupation(s)
W. Douglas Munn, Chief Operating Officer and Director
Dennis H. Ferro, President of EIMC and the Evergreen Funds
Michael H. Koonce, Chief Legal Officer of EIMC and Secretary of EIMC and the Evergreen Funds
Richard S. Gershen, Executive Managing Director
Barbara A. Lapple, Chief Compliance Officer
Matthew C. Moss, Chief Financial Officer
J. David Germany, Chief Investment Officer

Other Similar Funds Managed by EIMC

Please see Exhibit F for information regarding other mutual funds for which EIMC provides investment advisory services and that may have similar investment objectives as one or more of the Funds.

Service Providers

Investment Advisor and Administrator. EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as both the Funds' investment advisor and administrator. EIMC has been managing mutual funds and private accounts since 1932. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

EIMC became the Funds' administrator on January 1, 2008. For each Fund's most recent fiscal year, the Funds paid the following amounts in administrative services fees.

Fund	Administrative Fees Paid
Evergreen California Municipal Bond Fund	$335,454
Evergreen Disciplined Value Fund	$499,596
Evergreen Diversified Capital Builder Fund	$1,190,873
Evergreen Diversified Income Builder Fund	$275,986
Evergreen Emerging Markets Growth Fund	$674,869
Evergreen Enhanced S&P 500® Fund[1]	$1,436,775
Evergreen Equity Income Fund	$994,922
Evergreen Equity Index Fund	$900,492
Evergreen Fundamental Large Cap Fund	$1,036,116
Evergreen Fundamental Mid Cap Value Fund[2]	$1,125
Evergreen Global Large Cap Equity Fund	$108,780
Evergreen Global Opportunities Fund	$607,365
Evergreen Growth Fund	$732,175
Evergreen Health Care Fund	$264,079
Evergreen High Income Municipal Bond Fund[3]	$233,006
Evergreen Intermediate Municipal Bond Fund	$457,314
Evergreen International Equity Fund	$2,336,660
Evergreen Large Company Growth Fund	$349,966
Evergreen Mid Cap Growth Fund	$591,171
Evergreen Municipal Bond Fund	$1,354,838
Evergreen North Carolina Municipal Bond Fund	$441,888
Evergreen Omega Fund	$712,712
Evergreen Pennsylvania Municipal Bond Fund	$719,270
Evergreen Precious Metals Fund	$936,036
Evergreen Short-Intermediate Municipal Bond Fund	$273,760
Evergreen Small-Mid Growth Fund	$130,368
Evergreen Special Values Fund	$1,833,257
Evergreen Strategic Growth Fund	$835,112

1	For the ten months ended July 31, 2008. Evergreen Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	For the fiscal period from September 28, 2007 (commencement of operations) to July 31, 2008.
3	For the nine months ended May 31, 2008. Evergreen High Income Municipal Bond Fund changed its fiscal year end from August 31 to May 31, effective May 31, 2008.

Principal Underwriter/Distributor. Evergreen Investment Services, Inc. ("EIS"), a subsidiary of Wachovia and an affiliate of the Funds and EIMC, is the distributor and principal underwriter of the Funds and is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Below are the underwriting commissions received by EIS from sales charges on the sale of each Fund's shares and the amounts retained by EIS after the payment of any dealer allowance for each Fund's last fiscal year:

Fund	Aggregate Underwriting Commissions	Underwriting Commissions Retained
Evergreen California Municipal Bond Fund	$0	$0
Evergreen Disciplined Value Fund	$0	$0
Evergreen Diversified Capital Builder Fund	$0	$0
Evergreen Diversified Income Builder Fund	$0	$0
Evergreen Emerging Markets Growth Fund	$1,596,750	$105,023
Evergreen Enhanced S&P 500® Fund[1]	$110,167	$4,471
Evergreen Equity Income Fund	$0	$0
Evergreen Equity Index Fund	$0	$0
Evergreen Fundamental Large Cap Fund	$0	$0
Evergreen Fundamental Mid Cap Value Fund[2]	$0	$0
Evergreen Global Large Cap Equity Fund	$24,908	$1,487
Evergreen Global Opportunities Fund	$1,209,673	$69,135
Evergreen Growth Fund	$47,557	$2,695
Evergreen Health Care Fund	$239,824	$14,612
Evergreen High Income Municipal Bond Fund[3]	$0	$0
Evergreen Intermediate Municipal Bond Fund	$0	$0
Evergreen International Equity Fund	$537,577	$20,520
Evergreen Large Company Growth Fund	$99,796	$7,061
Evergreen Mid Cap Growth Fund	$76,334	$4,728
Evergreen Municipal Bond Fund	$0	$0
Evergreen North Carolina Municipal Bond Fund	$79,099	$6,984
Evergreen Omega Fund	$299,512	$12,560
Evergreen Pennsylvania Municipal Bond Fund	$0	$0
Evergreen Precious Metals Fund	$3,214,056	$217,555
Evergreen Short-Intermediate Municipal Bond Fund	$0	$0
Evergreen Small-Mid Growth Fund	$36,349	$2,615
Evergreen Special Values Fund	$0	$0
Evergreen Strategic Growth Fund	$24,393	$1,713

1	For the ten months ended July 31, 2008. Evergreen Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	For the fiscal period from September 28, 2007 (commencement of operations) to July 31, 2008.
3	For the nine months ended May 31, 2008. Evergreen High Income Municipal Bond Fund changed its fiscal year end from August 31 to May 31, effective May 31, 2008.

Below are the 12b-1 fees paid by each Fund for the last fiscal year.

Fund/Share Class	Distribution Fees	Service Fees
Evergreen California Municipal Bond Fund
Class A	$153,178	$612,712
Class B	$7,231	$2,410
Class C	$25,705	$8,568
Evergreen Disciplined Value Fund
Class A	$0	$230,411
Class B	$44,830	$14,943
Class C	$18,751	$6,250
Evergreen Diversified Capital Builder Fund
Class A	$427,533	$1,844,286
Class B	$584,967	$194,989
Class C	$520,120	$173,374
Evergreen Diversified Income Builder Fund
Class A	$71,989	$317,762
Class B	$342,235	$114,078
Class C	$436,645	$145,549
Evergreen Emerging Markets Growth Fund
Class A	$56,674	$602,054
Class B	$264,060	$88,020
Class C	$850,490	$283,497
Evergreen Enhanced S&P 500 Fund[1]
Class A	$0	$882,575
Class B	$105,463	$35,154
Class C	$69,130	$23,043
Class IS	$0	$122,437
Evergreen Equity Income Fund
Class A	$124,679	$779,687
Class B	$291,531	$97,177
Class C	$169,669	$56,556
Class R	$217	$216
Evergreen Equity Index Fund
Class A	$0	$797,953
Class B	$701,704	$233,902
Class C	$1,209,560	$403,187
Class IS	$0	$22,185
Evergreen Fundamental Large Cap Fund
Class A	$205,700	$1,317,408
Class B	$863,595	$287,865
Class C	$540,536	$180,179
Evergreen Fundamental Mid Cap Value Fund
Class A	$0	$625
Class B	$1,621	$541
Class C	$3,144	$1,048
Evergreen Global Large Cap Equity Fund
Class A	$19,974	$199,931
Class B	$46,061	$15,354
Class C	$101,225	$33,741
Evergreen Global Opportunities Fund
Class A	$86,828	$873,286
Class B	$529,037	$176,346
Class C	$783,677	$261,225
Evergreen Growth Fund
Class A	$20,931	$173,634
Class B	$104,467	$34,822
Class C	$397,550	$330,583
Evergreen Health Care Fund
Class A	$30,867	$314,178
Class B	$476,591	$158,863
Class C	$416,053	$138,684
Evergreen High Income Municipal Bond Fund[2]
Class A	$52,963	$279,359
Class B	$206,732	$68,911
Class C	$155,642	$51,881
Evergreen Intermediate Municipal Bond Fund
Class A	$23,888	$117,159
Class B	$66,355	$22,118
Class C	$97,745	$32,582
Class IS	N/A	$29,146
Evergreen International Equity Fund
Class A	$132,604	$1,260,603
Class B	$402,920	$134,307
Class C	$683,601	$227,867
Class R	$683,601	$16,406
Evergreen Large Company Growth Fund
Class A	$82,802	$719,344
Class B	$100,815	$33,605
Class C	$78,823	$26,274
Evergreen Mid Cap Growth Fund
Class A	$121,956	$1,043,351
Class B	$122,001	$40,667
Class C	$48,012	$16,004
Evergreen Municipal Bond Fund
Class A	$337,373	$1,749,270
Class B	$249,262	$83,088
Class C	$395,276	$131,759
Evergreen North Carolina Municipal Bond Fund
Class A	$16,786	$125,727
Class B	$41,822	$13,941
Class C	$38,209	$12,736
Evergreen Omega Fund
Class A	$137,232	$1,198,174
Class B	$924,695	$308,231
Class C	$353,785	$117,928
Class R	$161	$160
Evergreen Pennsylvania Municipal Bond Fund
Class A	$25,765	$103,061
Class B	$162,991	$54,331
Class C	$78,773	$26,258
Evergreen Precious Metals Fund
Class A	$122,171	$1,254,652
Class B	$665,502	$221,834
Class C	$2,174,672	$724,890
Evergreen Short-Intermediate Municipal Bond Fund
Class A	$17,911	$69,153
Class B	$43,444	$14,481
Class C	$59,540	$19,847
Evergreen Small-Mid Growth Fund
Class A	$10,179	$81,911
Evergreen Special Values Fund
Class A	$0	$1,892,087
Class B	$936,538	$312,180
Class C	$678,882	$226,294
Class R	$16,012	$16,013
Evergreen Strategic Growth Fund
Class A	$1,898	$19,708
Class B	$20,021	$6,674
Class C	$26,652	$8,884
Class IS	$0	$31,334
Class R	$23	$23

1	For the ten months ended July 31, 2008. Evergreen Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	For the nine months ended May 31, 2008. Evergreen High Income Municipal Bond Fund changed its fiscal year end from August 31 to May 31, effective May 31, 2008.
3	For the nine months ended May 31, 2008. Evergreen High Income Municipal Bond Fund changed its fiscal year end from August 31 to May 31, effective May 31, 2008.

Brokerage Commissions. Wachovia Securities LLC, an affiliate of Wachovia and a dealer that places trades through its wholly owned subsidiary, First Clearing Corporation, received the following amounts in brokerage commissions paid by each applicable Fund for the most recent fiscal year:

Fund	Total Paid to Wachovia Securities, LLC
Evergreen California Municipal Bond Fund	$0
Evergreen Disciplined Value Fund	$0
Evergreen Diversified Capital Builder Fund	$244,126
Evergreen Diversified Income Builder Fund	$12,351
Evergreen Emerging Markets Growth Fund	$0
Evergreen Enhanced S&P 500® Fund[1]	$0
Evergreen Equity Income Fund	$174,919
Evergreen Equity Index Fund	$0
Evergreen Fundamental Large Cap Fund	$209,702
Evergreen Fundamental Mid Cap Value Fund[2]	$72
Evergreen Global Large Cap Equity Fund	$0
Evergreen Global Opportunities Fund	$50,857
Evergreen Growth Fund	$66,657
Evergreen Health Care Fund	$3,400
Evergreen High Income Municipal Bond Fund[3]	$0
Evergreen Intermediate Municipal Bond Fund	$0
Evergreen International Equity Fund	$0
Evergreen Large Company Growth Fund	$45,494
Evergreen Mid Cap Growth Fund	$117,790
Evergreen Municipal Bond Fund	$0
Evergreen North Carolina Municipal Bond Fund	$0
Evergreen Omega Fund	$82,868
Evergreen Pennsylvania Municipal Bond Fund	$0
Evergreen Precious Metals Fund	$0
Evergreen Short-Intermediate Municipal Bond Fund	$0
Evergreen Small-Mid Growth Fund	$3,272
Evergreen Special Values Fund	$238,963
Evergreen Strategic Growth Fund	$134,038

1	For the ten months ended July 31, 2008. Evergreen Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	For the fiscal period from September 28, 2007 (commencement of operations) to July 31, 2008.
3	For the nine months ended May 31, 2008. Evergreen High Income Municipal Bond Fund changed its fiscal year end from August 31 to May 31, effective May 31, 2008.

Securities Lending. Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to the Funds. In its role as securities lending agent to the Funds, Wachovia Bank, N.A. earned the following fees during the most recent fiscal year:

Fund	Total Fees Earned
Evergreen California Municipal Bond Fund	$0
Evergreen Disciplined Value Fund	$972
Evergreen Diversified Capital Builder Fund	$2,327
Evergreen Diversified Income Builder Fund	$0
Evergreen Emerging Markets Growth Fund	$0
Evergreen Enhanced S&P 500 Fund	$7,600
Evergreen Equity Income Fund	$7,607
Evergreen Equity Index Fund	$1,612
Evergreen Fundamental Large Cap Fund	$10,631
Evergreen Fundamental Mid Cap Value Fund	$0
Evergreen Global Large Cap Equity Fund	$0
Evergreen Global Opportunities Fund	$50,857
Evergreen Growth Fund	$66,657
Evergreen Health Care Fund	$3,400
Evergreen High Income Municipal Bond Fund	$0
Evergreen Intermediate Municipal Bond Fund	$0
Evergreen International Equity Fund	$0
Evergreen Large Company Growth Fund	$45,494
Evergreen Mid Cap Growth Fund	$117,790
Evergreen Municipal Bond Fund	$0
Evergreen North Carolina Municipal Bond Fund	$0
Evergreen Omega Fund	$82,868
Evergreen Pennsylvania Municipal Bond Fund	$0
Evergreen Precious Metals Fund	$0
Evergreen Short-Intermediate Municipal Bond Fund	$0
Evergreen Small-Mid Growth Fund	$3,272
Evergreen Special Values Fund	$64,725
Evergreen Strategic Growth Fund	$134,038

Transfer Agent. Evergreen Service Company, LLC ("ESC"), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of each Fund and EIMC, is the Funds' transfer agent. For the most recent fiscal year, each Fund paid ESC as follows:

Fund	Transfer Agency Fees Paid
Evergreen California Municipal Bond Fund	$232,424
Evergreen Disciplined Value Fund	$387,949
Evergreen Diversified Capital Builder Fund	$2,620,482
Evergreen Diversified Income Builder Fund	$636,787
Evergreen Emerging Markets Growth Fund	$920,732
Evergreen Enhanced S&P 500® Fund[1]	$1,118,206
Evergreen Equity Income Fund	$1,325,997
Evergreen Equity Index Fund	$1,475,171
Evergreen Fundamental Large Cap Fund	$3,360,795
Evergreen Fundamental Mid Cap Value Fund[2]	$309
Evergreen Global Large Cap Equity Fund	$442,983
Evergreen Global Opportunities Fund	$1,328,284
Evergreen Growth Fund	$1,041,664
Evergreen Health Care Fund	$773,738
Evergreen High Income Municipal Bond Fund[3]	$96,392
Evergreen Intermediate Municipal Bond Fund	$1,354,838
Evergreen International Equity Fund	$1,920,211
Evergreen Large Company Growth Fund	$495,923
Evergreen Mid Cap Growth Fund	$729,104
Evergreen Municipal Bond Fund	$667,205
Evergreen North Carolina Municipal Bond Fund	$42,989
Evergreen Omega Fund	$3,466,483
Evergreen Pennsylvania Municipal Bond Fund	$71,049
Evergreen Precious Metals Fund	$1,377,848
Evergreen Short-Intermediate Municipal Bond Fund	$65,580
Evergreen Small-Mid Growth Fund	$163,188
Evergreen Special Values Fund	$3,145,202
Evergreen Strategic Growth Fund	$169,512

1	For the ten months ended July 31, 2008. Evergreen Enhanced S&P 500 Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	For the fiscal period from September 28, 2007 (commencement of operations) to July 31, 2008.
3	For the nine months ended May 31, 2008. Evergreen High Income Municipal Bond Fund changed its fiscal year end from August 31 to May 31, effective May 31, 2008.

SIMULTANEOUS MEETINGS

The special meetings of Shareholders for each Fund are scheduled to be held at the same time as the meetings of shareholders of certain other Evergreen funds. It is anticipated that all meetings will be held simultaneously, however, if any Shareholder objects to simultaneous meetings and motions for an adjournment of a Fund's meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Other Business

As of the date of this proxy statement, with respect to each Fund, neither the Fund's officers nor EIMC are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

REQUIRED VOTE FOR PROPOSAL 1

With respect to each Fund, approval of the New Agreement with EIMC requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the oustanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

A Shareholder who objects to any proposal will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her Shares.

Notice

With respect to each Fund, a Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Fund.

Shareholder Proposals

Each Fund is not generally required to hold annual or special meetings of Shareholders. With respect to each Fund, Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Shareholders' meeting of the Fund should send their written proposals to the Secretary of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116-5034, a reasonable time before the Fund finalizes its proxy statement for its next meeting of Shareholders.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC.

Michael H. Koonce, Secretary

December 19, 2008

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the Shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call the Altman Group, our proxy solicitor, at 866.342.1635 (toll free).

Exhibit A

SHARES OUTSTANDING BY CLASS

Fund - Share Class	Number of Shares Outstanding as of 12/1/08
Evergreen California Municipal Bond Fund - Class A	22,806,561
Evergreen California Municipal Bond Fund - Class B	74,792
Evergreen California Municipal Bond Fund - Class C	292,421
Evergreen California Municipal Bond Fund - Class I	1,788,437
Evergreen Disciplined Value Fund - Class A	4,702,606
Evergreen Disciplined Value Fund - Class B	272,691
Evergreen Disciplined Value Fund - Class C	139,859
Evergreen Disciplined Value Fund - Class I	12,774,729
Evergreen Diversified Capital Builder Fund - Class A	93,591,457
Evergreen Diversified Capital Builder Fund - Class B	5,142,822
Evergreen Diversified Capital Builder Fund - Class C	8,255,900
Evergreen Diversified Capital Builder Fund - Class I	21,726,573
Evergreen Diversified Income Builder Fund - Class A	21,790,591
Evergreen Diversified Income Builder Fund - Class B	4,688,248
Evergreen Diversified Income Builder Fund - Class C	9,921,655
Evergreen Diversified Income Builder Fund - Class I	6,136,543
Evergreen Emerging Markets Growth Fund - Class A	9,886,912
Evergreen Emerging Markets Growth Fund - Class B	1,548,465
Evergreen Emerging Markets Growth Fund - Class C	4,833,194
Evergreen Emerging Markets Growth Fund - Class I	9,795,344
Evergreen Enhanced S&P 500® Fund - Class A	22,574,487
Evergreen Enhanced S&P 500® Fund - Class B	756,795
Evergreen Enhanced S&P 500® Fund - Class C	873,072
Evergreen Enhanced S&P 500® Fund - Class I	55,434,465
Evergreen Enhanced S&P 500® Fund - Class IS	3,203,492
Evergreen Equity Income Fund - Class A	14,529,865
Evergreen Equity Income Fund - Class B	1,201,440
Evergreen Equity Income Fund - Class C	933,033
Evergreen Equity Income Fund - Class I	26,301,150
Evergreen Equity Income Fund - Class R	933
Evergreen Equity Index Fund - Class A	5,426,900
Evergreen Equity Index Fund - Class B	1,234,863
Evergreen Equity Index Fund - Class C	2,812,268
Evergreen Equity Index Fund - Class I	4,280,007
Evergreen Equity Index Fund - Class IS	160,187
Evergreen Fundamental Large Cap Fund - Class A	21,248,812
Evergreen Fundamental Large Cap Fund - Class B	2,839,490
Evergreen Fundamental Large Cap Fund - Class C	2,690,458
Evergreen Fundamental Large Cap Fund - Class I	9,303,152
Evergreen Fundamental Mid Cap Value Fund - Class A	45,953
Evergreen Fundamental Mid Cap Value Fund - Class B	32,978
Evergreen Fundamental Mid Cap Value Fund - Class C	144,809
Evergreen Fundamental Mid Cap Value Fund - Class I	49,632
Evergreen Global Large Cap Equity Fund - Class A	5,092,544
Evergreen Global Large Cap Equity Fund - Class B	305,410
Evergreen Global Large Cap Equity Fund - Class C	878,987
Evergreen Global Large Cap Equity Fund - Class I	101,793
Evergreen Global Opportunities Fund - Class A	9,794,058
Evergreen Global Opportunities Fund - Class B	2,236,322
Evergreen Global Opportunities Fund - Class C	3,284,460
Evergreen Global Opportunities Fund - Class I	1,622,743
Evergreen Growth Fund - Class A	4,351,834
Evergreen Growth Fund - Class B	852,442
Evergreen Growth Fund - Class C	9,299,084
Evergreen Growth Fund - Class I	29,739,367
Evergreen Health Care Fund - Class A	6,543,979
Evergreen Health Care Fund - Class B	2,659,359
Evergreen Health Care Fund - Class C	2,764,244
Evergreen Health Care Fund - Class I	441,340
Evergreen High Income Municipal Bond Fund - Class A	15,790,006
Evergreen High Income Municipal Bond Fund - Class B	2,622,893
Evergreen High Income Municipal Bond Fund - Class C	2,385,551
Evergreen High Income Municipal Bond Fund - Class I	2,494,524
Evergreen Intermediate Municipal Bond Fund - Class A	721,248
Evergreen Intermediate Municipal Bond Fund - Class B	117,248
Evergreen Intermediate Municipal Bond Fund - Class C	174,380
Evergreen Intermediate Municipal Bond Fund - Class I	4,126,022
Evergreen Intermediate Municipal Bond Fund - Class IS	166,323
Evergreen International Equity Fund - Class A	47,532,819
Evergreen International Equity Fund - Class B	4,894,216
Evergreen International Equity Fund - Class C	7,669,626
Evergreen International Equity Fund - Class I	122,550,920
Evergreen International Equity Fund - Class R	595,756
Evergreen Large Company Growth Fund - Class A	37,665,474
Evergreen Large Company Growth Fund - Class B	1,503,794
Evergreen Large Company Growth Fund - Class C	1,441,338
Evergreen Large Company Growth Fund - Class I	753,033
Evergreen Mid Cap Growth Fund - Class A	70,515,135
Evergreen Mid Cap Growth Fund - Class B	2,353,820
Evergreen Mid Cap Growth Fund - Class C	958,786
Evergreen Mid Cap Growth Fund - Class I	7,749,071
Evergreen Municipal Bond Fund - Class A	124,023,562
Evergreen Municipal Bond Fund - Class B	7,793,770
Evergreen Municipal Bond Fund - Class C	10,363,195
Evergreen Municipal Bond Fund - Class I	92,109,504
Evergreen North Carolina Municipal Bond Fund - Class A	5,306,566
Evergreen North Carolina Municipal Bond Fund - Class B	492,077
Evergreen North Carolina Municipal Bond Fund - Class C	542,357
Evergreen North Carolina Municipal Bond Fund - Class I	21,463,360
Evergreen Omega Fund - Class A	16,646,421
Evergreen Omega Fund - Class B	3,279,695
Evergreen Omega Fund - Class C	1,683,082
Evergreen Omega Fund - Class I	927,210
Evergreen Omega Fund - Class R	2,953
Evergreen Pennsylvania Municipal Bond Fund - Class A	4,580,323
Evergreen Pennsylvania Municipal Bond Fund - Class B	1,305,528
Evergreen Pennsylvania Municipal Bond Fund - Class C	843,353
Evergreen Pennsylvania Municipal Bond Fund - Class I	40,525,425
Evergreen Precious Metals Fund - Class A	8,220,151
Evergreen Precious Metals Fund - Class B	1,277,764
Evergreen Precious Metals Fund - Class C	4,046,006
Evergreen Precious Metals Fund - Class I	459,379
Evergreen Short-Intermediate Municipal Bond Fund - Class A	4,810,171
Evergreen Short-Intermediate Municipal Bond Fund - Class B	319,325
Evergreen Short-Intermediate Municipal Bond Fund - Class C	891,567
Evergreen Short-Intermediate Municipal Bond Fund - Class I	15,028,791
Evergreen Small-Mid Growth Fund - Class A	2,341,209
Evergreen Small-Mid Growth Fund - Class I	1,641,406
Evergreen Special Values Fund - Class A	29,589,046
Evergreen Special Values Fund - Class B	4,369,334
Evergreen Special Values Fund - Class C	3,037,517
Evergreen Special Values Fund - Class I	35,510,882
Evergreen Special Values Fund - Class R	292,085
Evergreen Strategic Growth Fund - Class A	324,564
Evergreen Strategic Growth Fund - Class B	83,562
Evergreen Strategic Growth Fund - Class C	168,859
Evergreen Strategic Growth Fund - Class I	19,812,251
Evergreen Strategic Growth Fund - Class IS	328,929
Evergreen Strategic Growth Fund - Class R	400

Exhibit B

PRINCIPAL HOLDERS OF FUND SHARES

Principal Holder	Holdings (Percentage Owned)
California Municipal Bond Fund -- Class B Shares
First Clearing LLC Victor Naujokas & Mary P Naujokas Jt Wros 118 S Connie Cir Anaheim CA 92806-3832	4,757 (6.35%)
First Clearing LLC Gail W N Cooper Trust Gail W N Cooper Ttee 10700 Wheat First Dr Glen Allen VA 23060-9243	4,754 (6.35%)
First Clearing LLC Judith Grossman Tr 7210 Dennis Ln West Hills CA 91307-1348	4,167 (5.56%)
First Clearing, LLC Christyn-Marie D Kidwell 5967 E Nevada Ave Fresno CA 93727-3549	4,574 (6.11%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	8,942 (11.94%)
Pershing LLC Po Box 2052 Jersey City NJ 07303-2052	9,208 (12.30%)
Pershing LLC Po Box 2052 Jersey City NJ 07303-2052	3,830 (5.11%)
Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	4,746 (6.34%)
California Municipal Bond Fund -- Class C Shares
Lpl Financial Services 9785 Towne Centre Dr San Diego CA 92121-1968	35,220 (12.74%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	70,783 (25.61%)
Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	29,170 (10.55%)
California Municipal Bond Fund -- Class I Shares
Dennis Lavinthal 4220 Lankershim Blvd # 3 N Hollywood CA 91602-2855	213,531 (11.19%)
Union Bank Tr Nominee Fbo Highmark Omnibus-Cash/Reinv Attn:Mutual Funds Dept Po Box 85484 San Diego CA 92186-5484	188,196 (9.86%)
Wachovia Bank Trust Accounts Attn:Ginny Batten 11th Floor Cmg-1151 301 S Tryon St Charlotte NC 28282-1915	921,737 (48.31%)
Wachovia Bank Cash/Reinvest Acct Attn:Trust Oper Fd Group 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	142,319 (7.46%)
Disciplined Value Fund -- Class A Shares
Nfs LLC Febo Bony Cust For Pas U S Opportunity Fund Of Funds Anthony Cirelli 90 Washington St 11th Floor New York NY 10286-0001	321,341 (6.86%)
Disciplined Value Fund -- Class C Shares
First Clearing Corporation W Joseph Selvia R/O Ira Fcc As Custodian 4041 Max Dr Winston Salem NC 27106-8711	8,693 (6.51%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	10,442 (7.82%)
Disciplined Value Fund -- Class I Shares
Envision Growth & Income Fund 200 Berkeley St Boston MA 02116-5022	798,528 (5.99%)
Wachovia Bank Cash Acct Attn Trust Oper Fd Grp 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	7,246,411 (54.38%)
Wachovia Bank Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	2,678,867 (20.10%)
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	796,605 (5.98%)
Wachovia Bank 401K Accounts 1525 W Wt Harris Blvd Charlotte NC 28288-0001	775,141 (5.82%)
Diversified Capital Builder Fund -- Class C Shares
MLPF&S For Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	363,179 5.10%
Diversified Capital Builder Fund -- Class I Shares
Charles Schwab & CO Inc Special Custody Account Fbo Exclusive Benefit Of Customers 101 Montgomery St/Mutual Funds San Francisco CA 94104	1,325,428 (7.03%)
US Bank Fbo Executive Benefit Group Po Box 1787 Milwaukee WI 53201-1787	3,046,032 (16.16%)
Wachovia Bank Trust Accounts Attn:Ginny Batten 301 S Tryon St 11th Floor Cmg-1151 Charlotte NC 28202-2138	1,710,934 (9.08%)
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	1,578,846 (8.38%)
Wachovia Bank Trust Accounts Attn:Ginny Batten - 11th Fl 301 S Tryon St Cmg-1151 Charlotte NC 28202-2138	1,259,161 (6.68%)
Diversified Income Builder Fund -- Class A Shares
Charles Schwab & CO Inc Special Custody Acct Fbo Exclusive Benefit Of Customers 101 Montgomery St/Mutual Funds San Francisco CA 94104	1,784,429 (8.14%)
Diversified Income Builder Fund -- Class B Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	248,073 (5.04%)
Diversified Income Builder Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	1,099,291 (11.18%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	1,467,369 (14.92%)
Diversified Income Builder Fund -- Class I Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	298,087 (5.88%)
Lpl Financial Fbo Customer Accounts Attn Mutual Fund Operations Po Box 509046 San Diego CA 92150-9046	1,431,430 (28.23%)
Prudential Investment Mgmt Services For The Bene Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center FL 11 Newark NJ 07102-4000	1,413,773 (27.88%)
US Bank Fbo Executive Benefit Group Po Box 1787 Milwaukee WI 53201-1787	720,700 (14.21%)
Wachovia Bank 401(K) Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	496,634 (9.79%)
Wachovia Bank Cash Acct 1525 W Wt Harris Blvd Charlotte NC 28288-0001	285,079 (5.62%)
Emerging Markets Growth Fund -- Class A Shares
Charles Schwab & CO Inc Cust Special Custody Account Fbo Marliyn Izdebski & David Isaac Jtwros 101 Montgomery St/Mutual Funds San Francisco CA 94104	992,830 (9.95%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	1,207,208 (12.10%)
Emerging Markets Growth Fund -- Class B Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	193,825 (12.42%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	104,449 (6.69%)
Emerging Markets Growth Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	982,817 (19.75%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	1,464,422 (29.42%)
Emerging Markets Growth Fund -- Class I Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	555,673 (5.26%)
Wachovia Bank Trust Accounts Attn:Ginny Batten Cmg-1151 301 S Tryon St 11th Fl Charlotte NC 28202-2138	4,942,140 (46.74%)
Wachovia Bank Trust Accounts Attn:Ginny Batten 11th Floor Cmg-1151 301 S Tryon St Charlotte NC 28282-1915	2,493,133 (23.58%)
Wachovia Bank Cash/Reinvest Acct Attn Trust Oper Fd Grp 401 S Tryon Street 3Rd FL Cmg 1151 Charlotte NC 28202-1934	744,453 (7.04%)
Enhanced S&P 500® Fund -- Class B Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	51,283 (6.53%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	69,004 (8.79%)
Enhanced S&P 500® Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	92,725 (11.94%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	326,527 (42.05%)
Enhanced S&P 500® Fund -- Class I Shares
L & F Indemnity Limited Attn Andrew Elliott Belvedere Building 69 Pitts Bay Road Pembroke Bermuda Hm08	4,915,913 (8.64%)
Wachovia Bank Cash Acct Attn Trust Oper Fd Grp 401 S Tryon St FL 3 Charlotte NC 28202-1934	31,169,695 (54.79%)
Wachovia Bank Reinvest Acct Attn Trust Oper Fd Grp 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	8,897,274 (15.64%)
Wachovia Bank 401(K) Accounts 1525 W Wt Harris Blvd Charlotte NC 28288-0001	2,906,373 (5.11%)
Equity Income Fund -- Class B Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	65,579 (5.32%)
Equity Income Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	83,476 (9.16%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	99,249 (10.89%)
Equity Income Fund -- Class R Shares
A G Edwards Lois N Stephens Roth Ira Account 1 N Jefferson Ave Saint Louis MO 63103-2205	200 (22.71%)
Nick Stuller Fbo Financial Information Group 401 K Profit Sharing Plan & Trust 595 Shrewsbury Ave Shrewsbury NJ 07702-4158	628 (71.33%)
Equity Index Fund -- Class A Shares
Wachovia Bank 401(K) Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	982,033 (18.77%)
Equity Index Fund -- Class B Shares
MLPF&S For Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	123,530 (9.97%)
Equity Index Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	139,005 (5.07%)
MLPF&S For Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	989,682 (36.13%)
Equity Index Fund -- Class I Shares
Credit Suisse First Boston Capital LLC Attn: Parshu Shah 11 Madison Ave FL 3 New York NY 10010-3698	1,372,949 (31.69%)
US Bank Fbo Executive Benefit Group Po Box 1787 Milwaukee WI 53201-1787	704,584 (16.26%)
Wachovia Bank Reinvest Acct Attn Trust Oper Fd Grp 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	551,133 (12.72%)
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	541,904 (12.51%)
Wachovia Bank Cash Acct Attn Trust Oper Fd Grp 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	532,590 (12.29%)
Equity Index Fund -- Class IS Shares
First Clearing, LLC Jsd/Jld Investments Lp 2624 W Freeway Fort Worth TX 76102-7109	51,888 (33.82%)
Fundamental Large Cap Fund -- Class I Shares
Charles Schwab & CO Inc Special Custody Account Fbo Exclusive Benefit Of Customers 101 Montgomery St/Mutual Funds San Francisco CA 94104	588,368 (6.26%)
Fundamental Mid Cap Value Fund -- Class A Shares
Charles J Marquardt 10 Rogers Street Unit 1120 Cambridge MA 02142-1252	4,735 (10.40%)
Evergreen Attn: Lori Gibson Nc1195 401 S Tyron St Ste 500 Charlottee NC 28288-0001	25,000 (54.93%)
Fundamental Mid Cap Value Fund -- Class B Shares
Evergreen Attn: Lori Gibson Nc1195 401 S Tyron St Ste 500 Charlotte NC 28288-0001	25,000 (78.19%)
First Clearing LLC William F Cox And 630 Seashore Dr Atlantic NC 28511-9793	2,756 (8.62%)
Fundamental Mid Cap Value Fund -- Class C Shares
Evergreen Attn: Lori Gibson Nc1195 401 S Tyron St Ste 500 Charlotte NC 28288-0001	25,000 (15.09%)
State Street Bank & Trust CO Cust Rollover Ira Fbo William B Read 100 Christwood Blvd Apt 101 Covington LA 70433-4601	8,512 (5.14%)
Fundamental Mid Cap Value Fund -- Class I Shares
Evergreen Attn: Lori Gibson Nc1195 401 S Tyron St Ste 500 Charlotte NC 28288-0001	25,000 (52.65%)
Prudential Investment Mgmt Services For The Bene Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center FL 11 Newark NJ 07102-4000	22,042 (46.43%)
Global Large Cap Equity Fund -- Class I Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	7,260 (7.06%)
Oppenheimer & Co. Inc. Fbo Doris Bernays Held Revocable Tr Dtd 2001 Doris Bernays Held Ttee 102 Appleton St Cambridge MA 02138-3339	6,541 (6.36%)
Wachovia Bank Cash Acct 1525 W Wt Harris Blvd Charlotte NC 28288-0001	10,585 (10.29%)
Global Opportunities Fund -- Class A Shares
Charles Schwab & CO Inc Special Custody Acct Fbo Exclusive Benefit Of Customers 101 Montgomery St/Mutual Funds San Francisco CA 94104	1,657,943 (16.35%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	1,105,036 (10.89%)
Global Opportunities Fund -- Class B Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	167,272 (7.25%)
Global Opportunities Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	400,264 (11.74%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	873,099 (25.60%)
Global Opportunities Fund -- Class I Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	92,731 (5.64%)
Prudential Investment Mgmt Services For The Bene Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center FL 11 Newark NJ 07102-4000	103,602 (6.30%)
Wachovia Bank 401(K) Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	1,272,693 (77.40%)
Growth Fund -- Class A Shares
Prudential Investment Mgmt Services For The Bene Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center FL 11 Newark NJ 07102-4000	542,470 (12.19%)
State Street Bk And Tr Cust Adp/Msdw Alliance 105 Rosemont Ave Westwood MA 02090-2318	495,574 (11.14%)
Growth Fund -- Class B Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	52,660 (5.91%)
Growth Fund -- Class I Shares
Credit Suisse First Boston Capital LLC Attn: Parshu Shah 11 Madison Ave FL 3 New York NY 10010-3698	3,129,359 (10.44%)
First Clearing, LLC Wbna Secured Party Under Ar Offering Basis Agmt & Sec. 901 East Byrd St 15th Fl Richmond VA 23219-4052	2,188,634 (7.30%)
Wachovia Bank 401K Accounts 1525 W Wt Harris Blvd Charlotte NC 28288-0001	14,031,171 (46.81%)
Wachovia Bank Cash Acct Attn:Trust Oper' Fund Group 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	5,408,421 (18.04%)
Wachovia Bank Reinvest Account Attn Trust Operations Fund Group 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	2,044,209 (6.82%)
Wachovia Bank Cash/Reinvest Acct Attn:Trust Oper Fund Group 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	1,503,547 (5.02%)
Health Care Fund -- Class A Shares
Charles Schwab & CO Inc Special Custody Account Fbo Exclusive Benefit Of Customers 101 Montgomery St/Mutual Funds San Francisco CA 94104	1,322,869 (19.94%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	364,092 (5.49%)
Health Care Fund -- Class B Shares
MLPF&S For Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	188,715 (6.78%)
Health Care Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	348,744 (12.27%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	712,075 (25.05%)
Health Care Fund -- Class I Shares
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	264,364 (61.35%)
High Income Municipal Bond Fund -- Class A Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	855,222 (5.18%)
High Income Municipal Bond Fund -- Class B Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	258,464 (9.30%)
High Income Municipal Bond Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	126,433 (5.14%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	284,778 (11.57%)
High Income Municipal Bond Fund -- Class I Shares
Wachovia Bank Trust Accounts Attn:Ginny Batten 11th Floor Cmg-1151 301 S Tryon St Charlotte NC 28282-1915	1,957,547 (72.36%)
Wachovia Bank Cash/Reinvest Acct Attn Trust Oper Fd Grp 401 S Tryon Street 3Rd FL Cmg 1151 Charlotte NC 28202-1934	181,881 (6.72%)
Intermediate Municipal Bond Fund -- Class A Shares
Charles Schwab & CO Inc Special Custody Account Fbo Exclusive Benefit Of Customers 101 Montgomery St/Mutual Funds San Francisco CA 94104	41,464 (5.44%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	124,729 (16.37%)
Patterson & Co Omnibus C/C/C 1525 West Wt Harris Blvd Charlotte NC 28288-0001	38,340 (5.03%)
Prudential Investment Mgmt Serv Fbo Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center FL 11 Newark NJ 07102-4000	44,192 (5.80%)
Intermediate Municipal Bond Fund -- Class C Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	58,088 (33.80%)
Intermediate Municipal Bond Fund -- Class I Shares
Wachovia Bank Cash Acct Attn Trust Oper Fd Grp 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	3,758,269 (85.50%)
Wachovia Bank Corestates Transfer Account Attn Mike Hodan/Trust Operations 1525 West Wt Harris Blvd Charlotte NC 28262-8522	255,333 (5.81%)
Intermediate Municipal Bond Fund -- Class IS Shares
First Clearing, LLC Barbara S White Trust Barbara S White Ttee Ua Dtd 08/25/97 4482 Little Johns Pl	8,885 (5.29%)
International Equity Fund -- Class A Shares
Charles Schwab & CO Inc Special Custody Acct Fbo Exclusive Benefit Of Customers 101 Montgomery St/Mutual Funds San Francisco CA 94104	6,737,592 (13.82%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	3,960,264 (8.12%)
International Equity Fund -- Class B Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	253,887 (5.06%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	517,282 (10.31%)
International Equity Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	706,878 (8.83%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	1,286,413 (16.06%)
International Equity Fund -- Class I Shares
Wachovia Bank Trust Accounts 1525 W Wt Harris Blvd Charlotte NC 28288-0001	61,591,476 (48.12%)
Wachovia Bank 401(K) Accounts 1525 W Wt Harris Blvd Charlotte NC 28288-0001	21,640,011 (16.91%)
Wachovia Bank Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	15,933,393 (12.45%)
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	9,929,740 (7.76%)
International Equity Fund -- Class R Shares
Hartford Life Insurance Co Seperate Account Attn Uit Operations Po Box 2999 Hartford CT 06104-2999	173,249 (27.41%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	410,535 (64.94%)
Large Company Growth Fund -- Class B Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	94,978 (6.10%)
Large Company Growth Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	560,408 (37.95%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	139,630 (9.45%)
Large Company Growth Fund -- Class I Shares
Prudential Investment Mgmt Services For The Bene Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center FL 11 Newark NJ 07102-4000	43,601 (5.06%)
Wachovia Bank Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	603,844 (70.05%)
Wachovia Bank Cash/Reinvest Acct Attn Trust Oper Fd Grp 401 S Tryon Street 3Rd FL Cmg 1151 Charlotte NC 28202-1934	142,013 (16.47%)
Mid Cap Growth Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	75,891 (7.59%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	154,279 (15.42%)
Mid Cap Growth Fund -- Class I Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	3,601,818 (24.98%)
State Street Bank And Trust Fbo Citistreet Core Market 1 Heritage Drive N Quincy MA 02171-2105	3,489,976 (24.21%)
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	5,321,759 (36.91%)
Wachovia Bank Cash Account 1525 W Wt Harris Blvd Charlotte NC 28288-0001	1,564,851 (10.85%)
Municipal Bond Fund -- Class A Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	8,056,074 (6.41%)
Municipal Bond Fund -- Class B Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	568,547 (6.99%)
Municipal Bond Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	724,338 (7.00%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	1,645,056 (15.89%)
Municipal Bond Fund -- Class I Shares
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	73,331,428 (76.38%)
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	10,612,176 (11.05%)
North Carolina Municipal Bond Fund -- Class C Shares
First Clearing Corporation Natalie G Blomquist 12 Twin Acres Dr Lexington NC 27292-5428	30,673 (5.66%)
North Carolina Municipal Bond Fund -- Class I Shares
Wachovia Bank Trust Accounts Attn:Ginny Batten 11th Floor Cmg-1151 301 S Tryon St Charlotte NC 28282-1915	20,015,510 (88.21%)
Omega Fund -- Class C Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	134,306 (7.94%)
Omega Fund -- Class I Shares
Nfs LLC Febo Huntington National Bank 7 Easton Oval # Ea4E70 Columbus OH 43219-6010	450,738 (47.70%)
Wachovia Bank 401(K) Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	154,157 (16.31%)
Omega Fund -- Class R Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	2,242 (77.68%)
Nick Stuller Fbo Financial Information Group 401 K Profit Sharing Plan & Trust 595 Shrewsbury Ave Shrewsbury NJ 07702-4158	502 (17.38%)
Pennsylvania Municipal Bond Fund -- Class A Shares
First Clearing, LLC Fbo Donald A. Harris & 729 Harrison Road Villanova PA 19085-1112	289,877 (6.38%)
Pennsylvania Municipal Bond Fund -- Class B Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	76,167 (5.73%)
Pennsylvania Municipal Bond Fund -- Class C Shares
First Clearing Corporation Vincent Dambrosio And 2 Carnation Lane West Chester PA 19382-8322	52,609 (6.21%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	116,561 (13.77%)
Pennsylvania Municipal Bond Fund -- Class I Shares
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	33,602,485 (80.54%)
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	5,979,502 (14.33%)
Precious Metals Fund -- Class A Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	1,448,981 (17.44%)
Precious Metals Fund -- Class B Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	154,311 (11.80%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	238,655 (18.25%)
Precious Metals Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	836,179 (20.12%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	1,046,386 (25.18%)
Precious Metals Fund -- Class I Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	233,244 (50.86%)
Prudential Investment Mgmt Services For The Bene Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center FL 11 Newark NJ 07102-4000	78,435 (17.10%)
Short-Intermediate Municipal Bond Fund -- Class A Shares
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	428,330 (9.06%)
Short-Intermediate Municipal Bond Fund -- Class B Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	26,750 (7.62%)
First Clearing Corporation Erich A Bay 16 Glen Oak Dr East Windsor NJ 08520-2102	23,596 (6.72%)
Short-Intermediate Municipal Bond Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	60,222 (6.77%)
MLPF&S For Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	255,070 (28.67%)
Short-Intermediate Municipal Bond Fund -- Class I Shares
Wachovia Bank Cash Acct 1525 W Wt Harris Blvd Charlotte NC 28288-0001	11,905,793 (74.18%)
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte NC 28288-0001	1,154,293 (7.19%)
Small-Mid Growth Fund -- Class I Shares
Evergreen Envision Growth Fund 200 Berkeley St Boston MA 02116-5022	201,242 (12.34%)
Sigma Alpha Epsilon Foundation Attn Chris Speelman 1856 Sheridan Rd Evanston IL 60201-3837	157,851 (9.68%)
United Of Omaha Fbo Various Retirement Plans 700 17th St Ste 300 Denver CO 80202-3531	168,014 (10.30%)
Wachovia Bank Reinvest Account Trust Accounts 1525 W Wt Harris Blvd Charlotte NC 28288-0001	414,612 (25.42%)
Wachovia Bank Na Eb/Int Cash Account Trust Accounts 1525 W Wt Harris Blvd Charlotte NC 28288-0001	201,848 (12.37%)
Wells Fargo Bank Na Fbo Westminster Rcf Mutual Fund Po Box 1533 Minneapolis MN 55480-1533	361,454 (22.16%)
Special Values Fund -- Class A Shares
Charles Schwab & CO Inc Cust Special Custody Account Fbo Exclusive Benefit Of Customers 101 Montgomery St/Mutual Funds San Francisco CA 94104	2,085,017 (6.92%)
Ing Life Insurance & Annuity Co 151 Farmington Ave # Tn41 Hartford CT 06156-0001	5,862,756 (19.47%)
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	2,536,821 (8.42%)
Special Values Fund -- Class C Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	200,030 (6.36%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	408,578 (12.99%)
Special Values Fund -- Class I Shares
First Clearing, LLC Wbna Secured Party Under Ar Offering Basis Agmt & Sec. 901 East Byrd St 15th Fl Richmond VA 23219-4052	1,804,277 (5.02%)
The Northern Trust Company As Trustee Fbo Illinois Tool Works Defined Contribution Plan - Dy 801 S Canal St Chicago IL 60607-4715	5,788,662 (16.10%)
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	17,460,629 (48.57%)
Wachovia Bank Cash Acct Attn Trust Oper Fd Grp 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	3,728,902 (10.37%)
Wachovia Bank Reinvest Acct Attn Trust Oper Fd Grp 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	1,886,948 (5.25%)
Special Values Fund -- Class R Shares
Hartford Life Insurance Co Seperate Account Attn Uit Operations Po Box 2999 Hartford CT 06104-2999	177,378 (59.57%)
Mcb Trust Services Cust Fbo Pope Associates Inc 700 17th St Ste 300 Denver CO 80202-3531	29,471 (9.90%)
MLPF&S For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	45,610 (15.32%)
Strategic Growth Fund -- Class A Shares
MLPF&S For Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	17,581 (5.62%)
Prudential Investment Mgmt Services For The Bene Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center FL 11 Newark NJ 07102-4000	24,674 (7.88%)
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte NC 28288-0001	18,978 (6.06%)
Wilmington Trust CO Cust Eplan Services Inc Group C/O Mutual Funds Po Box 8971 Wilmington DE 19899-8971	55,945 (17.87%)
Wilmington Trust Retirement & Institutional Services Company Fbo Godwin Of America Inc Psp Bin Number A4009 Po Box 52129 Phoenix AZ 85072-2129	16,740 (5.35%)
Strategic Growth Fund -- Class B Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	5,611 (6.38%)
Strategic Growth Fund -- Class C Shares
MLPF&S For Sole Benefit Of Its Customers 4800 Deer Lake Dr E 2ND Fl Jacksonville FL 32246-6484	19,443 (11.13%)
Strategic Growth Fund -- Class I Shares
Wachovia Bank Cash Acct Attn Trust Oper Fd Grp 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	11,845,175 (57.96%)
Wachovia Bank Reinvest Acct Attn Trust Oper Fd Grp 401 S Tryon St 3Rd FL Cmg 1151 Charlotte NC 28202-1934	4,078,060 (19.95%)
Wachovia Bank 401(K) Accounts 1525 Wt Harris Blvd West Charlotte NC 28288-0001	2,246,591 (10.99%)
Wachovia Bank Cash/Reinvest Acct Attn Trust Oper Fd Grp 401 S Tryon Street 3Rd FL Cmg 1151 Charlotte NC 28202-1934	1,544,324 (7.56%)
Strategic Growth Fund -- Class IS Shares
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	26,397 (7.67%)
First Clearing, LLC Td Bank, Na F/B/O Jacob Spigelman 10 Thoreau Ct Cherry Hill NJ 08003-2570	19,228 (5.59%)
Strategic Growth Fund -- Class R Shares
CO Evergreen Attn: Lori Gibson Nc1195 401 S Tyron St Ste 500 Charlotte NC 28288-0001	43 (11.36%)
Nick Stuller Fbo Financial Information Group 401 K Profit Sharing Plan & Trust 595 Shrewsbury Ave Shrewsbury NJ 07702-4158	335 (88.64%)

Exhibit C

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

AGREEMENT made the ___ day of ___, 2009, by and between EVERGREEN ___ TRUST, a Delaware statutory trust (the "Trust") and, EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability corporation (the "Adviser").

WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule 1 to this Agreement and each series of shares subsequently issued by the Trust (each singly a "Fund" or collectively the "Funds").

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

[This paragraph included for only Evergreen Fundamental Mid Cap Value Fund and Evergreen Small-Mid Growth Fund.]
1. (a) The Trust hereby employs the Adviser to manage and administer the operation of the Trust and each of its Funds, to supervise the provision of services to the Trust and each of its Funds by others, and to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

[This paragraph included for all funds except for Evergreen Fundamental Mid Cap Value Fund and Evergreen Small-Mid Growth Fund.]
1. (a) The Trust hereby employs the Adviser to manage and administer the operation of the Trust and each of its Funds, to supervise the provision of services to the Trust and each of its Funds by others, and to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

(b) In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule 1, for which it wishes the Adviser to perform services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time.

2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

(a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such; and

(b) all expenses of the Adviser incurred in connection with its services hereunder.

The Trust assumes and shall pay all other expenses of the Trust and its Funds, including, without limitation:

(a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of any of its Funds;

(b) all charges and expenses for bookkeeping and auditors;

(c) all charges and expenses of any transfer agents and registrars appointed by the Trust;

(d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

(e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to a Fund in connection with transactions involving securities and other property to which the Fund is a party;

(f) all costs and expenses of distribution of shares of its Funds incurred pursuant to Plans of Distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act");

(g) all taxes and trust fees payable by the Trust or its Funds to Federal, state, or other governmental agencies;

(h) all costs of certificates representing shares of the Trust or its Funds;

(i) all fees and expenses involved in registering and maintaining registrations of the Trust, its Funds and of their shares with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Funds' shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

(j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of each Fund of the Trust;

(k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Funds;

(l) all charges and expenses of legal counsel for the Trust and its Funds and for Trustees of the Trust in connection with legal matters relating to the Trust and its Funds, including, without limitation, legal services rendered in connection with the Trust and its Funds' existence, trust, and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust and its Funds have herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust and its Funds, its Trustees, officers, employees, or agents;

(m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

(n) all extraordinary expenses and charges of the Trust and its Funds. In the event that the Adviser provides any of these services or pays any of these expenses, the Trust and any affected Fund will promptly reimburse the Adviser therefor.

The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule 2 for such Fund.

The Adviser's fee is computed as of the close of business on each business day.

A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Trust with respect to all or any of its Funds all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations, and duties hereunder.

6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

7. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

8. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wachovia Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wachovia Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any SubAdviser.

9. This Agreement shall continue in effect until September 30, 2009 and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of any Fund with respect to that Fund; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser with respect to a Fund. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust or the affected Funds shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

13. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN ____ TRUST

By:
Name:
Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:
Name:
Title:

Exhibit D

INVESTMENT ADVISORY AGREEMENT INFORMATION

Under the Prior Advisory Agreements, each Fund paid EIMC a fee at an annual rate as follows:

Evergreen California Municipal Bond Fund
Average Daily Net Assets	Fee
First $1 billion	0.35%
Next $500 million	0.32%
Over $1.5 billion	0.27%

Evergreen Disciplined Value Fund
Aggregate Average Daily Net Assets	Fee
First $1 billion	0.62%
Next $1 billion	0.55%
Next $500 million	0.50%
Over $2.5 billion	0.45%

Evergreen Diversified Capital Builder Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA Diversified Capital Builder Fund	Fee
First $500 million	0.41%
Next $500 million	0.26%
Over $1 billion	0.21%

Evergreen Diversified Income Builder Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA Diversified Income Builder Fund	Fee
EIMC is entitled to receive from the Fund an annual fee of 2.0% of the Fund's gross dividend and interest income, plus the Fund's pro rata share of a fee at an annual rate as follows:
First $500 million	0.31%
Over $500 million	0.16%

Evergreen Emerging Markets Growth Fund
Aggregate Average Daily Net Assets	Fee
First $200 million	1.30%
Next $200 million	1.20%
Next $200 million	1.10%
Over $600 million	1.00%

EIMC is entitled to receive from Evergreen Enhanced S&P 500® Fund an annual fee that may be increased or decreased depending on the Fund's performance, as follows:

Subject to the transition period discussed below ending November 30, 2008, the Fund will pay a fee each month at the annual rate of 0.30% of average daily net assets of the Fund for such month computed as of the close of business each business day (the "Base Fee") adjusted based upon the Investment Performance (as defined below) of the Fund compared to the Investment Record (as defined below) of the Standard & Poor's 500 Index ("S&P 500") during the thirty-six month period ending as of the last business day of the month of the calculation period (the "Performance Fee Adjustment") as follows:

  the Base Fee will be increased, up to a maximum fee of 0.45%, by multiplying the difference, if positive, between the Investment Performance of the Fund and the Investment Record of the S&P 500 plus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and adding the result to the Base Fee;

  the Base Fee will be decreased, down to a minimum fee of 0.15%, by multiplying the difference, if negative, between the Investment Performance of the Fund and the Investment Record of the S&P 500 minus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and subtracting the result from the Base Fee.

The Performance Fee Adjustment will be applied to the average daily net assets of the Fund over the same period for which the Performance Fee Adjustment is calculated. For purposes of the foregoing calculation, "Investment Performance" and "Investment Record" are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended. The Investment Performance of the Fund will be the Investment Performance of Class I shares of the Fund for the relevant period. Notwithstanding the foregoing, a three-year transitional period began on December 1, 2005 during which the fee is assessed as follows:

  the fee payable for each of the first twelve months will be the Base Fee, not adjusted as provided above;

  the fee payable for each of the thirteenth through the thirty-sixth months shall be determined first, by calculating the Base Fee for the entire period from December 1, 2005 through such month and adjusting that Base Fee as provided above based on the Investment Performance of the Fund and Investment Record of the S&P 500 for that entire period (rather than for a 36-month period); then, determining the difference between the fee so calculated and the aggregate of the fees paid under this Agreement for all prior periods from December 1, 2005; if such difference is a positive number, the Fund will pay the amount of such difference to EIMC; if such difference is a negative number, EIMC will pay an amount equal to the absolute value of such difference to the Fund;

  beginning with the thirty-seventh month, the Base Fee will be adjusted based on the performance for a 36-month period ending with the month for which the payment is made, as described above.

Notwithstanding the foregoing, the actual fee paid to EIMC for any period shall not exceed 0.45% of average daily net assets calculated over a month of the Fund computed as of the close of business each business day and paid monthly.

Evergreen Equity Income Fund
Aggregate Average Daily Net Assets	Fee
First $250 million	0.70%
Next $250 million	0.65%
Next $500 million	0.55%
Over $1 billion	0.50%

Evergreen Equity Index Fund
Aggregate Average Daily Net Assets	Fee
First $1 billion	0.32%
Over $1 billion	0.25%

Evergreen Fundamental Large Cap Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA Fundamental Large Cap Fund	Fee
First $250 million	0.70%
Next $250 million	0.65%
Next $500 million	0.55%
Over $1 billion	0.50%

Evergreen Fundamental Mid Cap Value Fund
Aggregate Average Daily Net Assets	Fee
First $1 billion	0.65%
Over $1 billion	0.60%

Evergreen Global Large Cap Equity Fund
Aggregate Average Daily Net Assets	Fee
First $200 million	0.87%
Next $200 million	0.80%
Next $200 million	0.75%
Over $600 million	0.70%

Evergreen Global Opportunities Fund
Aggregate Average Daily Net Assets
first $200 million	0.91%
next $200 million	0.86%
next $200 million	0.76%
over $600 million	0.66%

Evergreen Growth Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA Growth Fund	Fee
First $1 billion	0.70%
Over $1 billion	0.65%

Evergreen Health Care Fund
Average Daily Net Assets	Fee
First $250 million	0.90%
Next $250 million	0.85%
Next $500 million	0.75%
Over $1 billion	0.70%

Evergreen High Income Municipal Bond Fund
Average Daily Net Assets	Fee
First $500 million	0.47%
Next $500 million	0.42%
Next $500 million	0.37%
Over $1.5 billion	0.32%

Evergreen Intermediate Municipal Bond Fund
Average Daily Net Assets	Fee
First $250 million	0.50%
Next $250 million	0.45%
Next $500 million	0.32%
Next $500 million	0.30%
Over $1.5 billion	0.27%

Evergreen International Equity Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA International Equity Fund	Fee
First $200 million	0.66%
Next $200 million	0.56%
Next $200 million	0.46%
Over $600 million	0.36%

Evergreen Large Company Growth Fund and Evergreen Mid Cap Growth Fund
Aggregate Average Daily Net Assets	Fee
First $500 million	0.51%
Next $500 million	0.36%
Next $500 million	0.31%
Over $1.5 billion	0.26%

Evergreen Municipal Bond Fund
Average Daily Net Assets	Fee
First $500 million	0.31%
Over $500 million	0.16%

Evergreen North Carolina Municipal Bond Fund
Average Daily Net Assets	Fee
First $750 million	0.42%
Next $250 million	0.37%
Next $500 million	0.32%
Over $1.5 billion	0.27%

Evergreen Omega Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA Omega Fund	Fee
First $1 billion	0.52%
Over $1 billion	0.41%

Evergreen Pennsylvania Municipal Bond Fund
Average Daily Net Assets	Fee
First $500 million	0.315%
Over $500 million	0.16%

Evergreen Precious Metals Fund
Aggregate Average Daily Net Assets	Fee
First $100 million	0.660%
Next $100 million	0.535%
Over $200 million	0.410%

Evergreen Short-Intermediate Municipal Bond Fund
Average Daily Net Assets	Fee
First $500 million	0.40%
Next $500 million	0.32%
Over $1 billion	0.27%

Evergreen Small-Mid Growth Fund
Aggregate Average Daily Net Assets	Fee
First $1 billion	0.70%
Over $1 billion	0.65%

Evergreen Special Values Value Fund
Aggregate Average Daily Net Assets of the Fund and Evergreen VA Special Values Fund	Fee
First $1.5 billion	0.80%
Over $1.5 billion	0.75%

Evergreen Strategic Growth Fund
Aggregate Average Daily Net Assets	Fee
First $1.5 billion	0.62%
Over $1.5 billion	0.55%

Pursuant to the Prior Advisory Agreements, for the most recent fiscal year each Fund paid EIMC the following:

Fund	Advisory Fees Paid	Advisory Fees Waived
Evergreen California Municipal Bond Fund	$1,179,392	$0
Evergreen Disciplined Value Fund	$2,735,293	$369,834
Evergreen Diversified Capital Builder Fund	$1,190,873	$0
Evergreen Diversified Income Builder Fund	$1,165,860	$0
Evergreen Emerging Markets Growth Fund	$7,767,950	$162,405
Evergreen Enhanced S&P 500® Fund	$6,476,399	$0
Evergreen Equity Income Fund	$6,085,111	$0
Evergreen Equity Index Fund	$0	$3,602,383
Evergreen Fundamental Large Cap Fund	$6,175,142	$0
Evergreen Fundamental Mid Cap Value Fund	$0	$137,879
Evergreen Global Large Cap Equity Fund	$709,249	$237,803
Evergreen Global Opportunities Fund	$5,080,905	$172
Evergreen Growth Fund	$6,682,793	$0
Evergreen Health Care Fund	$2,367,827	$668
Evergreen High Income Municipal Bond Fund	$1,097,795	$0
Evergreen Intermediate Municipal Bond Fund	$2,190,487	$0
Evergreen International Equity Fund	$9,507,831	$562
Evergreen Large Company Growth Fund	$1,976,446	$0
Evergreen Mid Cap Growth Fund	$3,058,996	$0
Evergreen Municipal Bond Fund	$4,245,548	$0
Evergreen North Carolina Municipal Bond Fund	$1,859,116	$0
Evergreen Omega Fund	$4,196,249	$353,932
Evergreen Pennsylvania Municipal Bond Fund	$1,928,969	$0
Evergreen Precious Metals Fund	$4,216,812	$272
Evergreen Short-Intermediate Municipal Bond Fund	$1,099,056	$0
Evergreen Small-Mid Growth Fund	$747,859	$69,274
Evergreen Special Values Fund	$13,654,106	$832,185
Evergreen Strategic Growth Fund	$7,507,594	$0

The actual fees paid by some Evergreen funds are subject to expense limitations to which EIMC has agreed. It is not anticipated that any existing expense limitation commitment will change as a result of the transactions between Wells Fargo and Wachovia. The Funds' Prior Advisory Agreements were last approved by the Trustees on September 18, 2008. The Funds' Prior Advisory Agreements were last approved by Shareholders on or about the dates listed below.

Fund	Date of Last Approval by Shareholders of Prior Advisory Agreement
Evergreen California Municipal Bond Fund	November 7, 1997
Evergreen Diversified Capital Builder Fund	November 7, 1997
Evergreen Diversified Income Builder Fund	November 7, 1997
Evergreen Disciplined Value Fund	March 1, 2005
Evergreen Enhanced S&P 500® Fund	July 24, 1998
Evergreen Equity Income Fund	November 7, 1997
Evergreen Equity Index Fund	July 24, 1999
Evergreen Fundamental Large Cap Fund	November 7, 1997
Evergreen Fundamental Mid Cap Value Fund	September 12, 2007
Evergreen Growth Fund	October 15, 1999
Evergreen Health Care Fund	September 22, 1999
Evergreen High Income Municipal Bond Fund	November 7, 1997
Evergreen Intermediate Municipal Bond Fund	November 7, 1997
Evergreen Large Company Growth Fund	November 7, 1997
Evergreen Mid Cap Growth Fund	November 7, 1997
Evergreen Municipal Bond Fund	November 7, 1997
Evergreen North Carolina Municipal Bond Fund	November 7, 1997
Evergreen Omega Fund	November 7, 1997
Evergreen Pennsylvania Municipal Bond Fund	November 7, 1997
Evergreen Short-Intermediate Municipal Bond Fund	November 7, 1997
Evergreen Small-Mid Growth Fund	October 11, 2005
Evergreen Special Values Fund	March 1, 2002
Evergreen Strategic Growth Fund	November 7, 1997

The Prior Advisory Agreements for Evergreen Emerging Markets Growth Fund and Evergreen Global Large Cap Equity Fund were approved by Shareholders on or about September 6, 1994 and November 1, 1995, respectively, when the Funds began investment operations. Shareholders subsequently approved the reorganization of each Fund into series of Evergreen International Trust on December 15, 1997. The Prior Advisory Agreements for Evergreen Global Opportunities Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund were approved by Shareholders on or about December 9, 1996, and Shareholders subsequently approved the reorganization of each Fund into series of Evergreen International Trust on January 6, 1998, December 18, 1997 and December 15, 1997, respectively.

Exhibit E

DESCRIPTION OF CONTRACT APPROVAL PROCESS

Each year, the Evergreen funds' Board of Trustees determines whether to approve the continuation of the funds' investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Evergreen funds, approved the continuation of the funds' investment advisory agreements. The description below refers to the Trustees' process for considering, and conclusions regarding, all of the funds' agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds' investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund's investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the "Committee"), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC ("Keil") to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the sub-advisors, and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds' advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds' investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the sub-advisors with applicable laws and regulations and with the funds' and EIMC's compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the sub-advisors. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of those other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called "fall-out" benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds, and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds' Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC, or EIMC and one or more sub-advisers, formulate and implement an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund's portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the sub-advisors were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC's responsibilities to the funds. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds' advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the sub-advisors and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees discussed each fund's performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund's performance, the Trustees considered EIMC's explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance.

The Trustees noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to Evergreen funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees compared each fund's management fee against the advisory fees of certain peer mutual funds selected by Keil and noted that, in certain cases, a fund's management fees were higher than many or most of the other mutual funds. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees or EIMC's profitability was not excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that certain funds had implemented breakpoints in their advisory fee structures. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented to date appeared to be a reasonable step toward the realization of economies of scale by these funds.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund's advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Exhibit F

Other Similar Funds Managed by EIMC

The following table contains information regarding other mutual funds for which EIMC provides investment advisory services that have similar investment objectives as one or more of the Funds.

Name of Fund	Net Assets as of 10/31/08	Advisory Fee Rate	Fee Waivers and Reimbursements
EQ/Evergreen Omega Portfolio	$167,805,735	0.55%	No
Evergreen Asset Allocation Fund	$8,104,417,863	First $1 billion-0.47% Next $2 billion-0.40% Next $2 billion-0.30% Next $4 billion-0.25% Over $9 billion-0.20%	No
Evergreen California Municipal Bond Fund	$244,929,568	First $1 billion-0.35% Next $500 million-0.32% Over $1.5 billion-0.27%	No
Evergreen Disciplined Value Fund	$196,082,247	First $1 billion - 0.62% Next $1 billion - 0.55% Next $500 million - 0.50% Over $2.5 billion - 0.45%	No
Evergreen Diversified Capital Builder Fund	$584,787,953	First $500 million-0.41% Next $500 million-0.26% Over $1 billion-0.21%	Yes
Evergreen Diversified Income Builder Fund	$174,795,845	EIMC is entitled to receive from the Fund an annual fee of 2.0% of the Fund's gross dividend and interest income, plus the Fund's pro rata share of a fee at an annual rate as follows: First $500 million-0.31% Over $500 million-0.16%	No
Evergreen Emerging Markets Growth Fund	$347,273,674	First $200 million-1.30% Next $200 million-1.20% Next $200 million-1.10% Over $600 million-1.00%	Yes
Evergreen Enhanced S&P 500® Fund	$942,004,710	Variable - see below.	No
Evergreen Equity Index Fund	$494,757,772	First $1 billion-0.32% Over $1 billion-0.25%	Yes
Evergreen Fundamental Large Cap Fund	$676,330,577	First $250 million-0.70% Next $250 million-0.65% Next $500 million-0.55% Over $1 billion-0.50%	Yes
Evergreen Fundamental Mid Cap Value Fund	$2,066,545	First $1 billion - 0.65% Over $1 billion - 0.60%	Yes
Evergreen Global Large Cap Equity Fund	$66,371,740	First $200 million-0.87% Next $200 million-0.80% Next $200 million-0.75% Over $600 million-0.70%	Yes
Evergreen Global Opportunities Fund	$350,465,918	First $200 million-0.91% Next $200 million-0.86% Next $200 million-0.76% Over $600 million-0.66%	No
Evergreen High Income Municipal Bond Fund	$186,837,971	First $500 million-0.47% Next $500 million-0.42% Next $500 million-0.37% Over $1.5 billion-0.32%	No
Evergreen Intermediate Municipal Bond Fund	$321,396,102	First $250 million-0.50% Next $250 million-0.45% Next $500 million-0.32% Next $500 million-0.30% Over $1.5 billion-0.27%	No
Evergreen International Balanced Income Fund	$160,566,310	0.95%	Yes
Evergreen International Equity Fund	$1,179,993,109	First $200 million-0.66% Next $200 million-0.56% Next $200 million-0.46% Over $600 million-0.36%	No
Evergreen Intrinsic Value Fund	$371,219,612	First $1 billion - 0.62% Next $1 billion - 0.55% Next $500 million - 0.50% Over $2.5 billion - 0.45%	Yes
Evergreen Intrinsic World Equity Fund	$109,200,877	First $1 billion-0.62% Next $1 billion-0.55% Next $500 million-0.50% Over $2.5 billion-0.45%	No
Evergreen Mid Cap Growth Fund	$355,999,073	First $500 million - 0.51% Next $500 million - 0.36% Next $500 million - 0.31% Over $1.5 billion - 0.26%	No
Evergreen Municipal Bond Fund	$1,592,682,456	EIMC is entitled to receive from the Fund an annual fee of 2.0% of the Fund's gross dividend and interest income, plus the following: First $500 million-0.31% Over $500 million-016%	No
Evergreen North Carolina Municipal Bond Fund	$262,615,850	First $750 million-0.42% Next $250 million-0.37% Next $500 million-0.32% Over $1.5 billion-0.27%	No
Evergreen Omega Fund	$507,295,713	Aggregate with VA: First $1 billion-0.52% Over $1 billion-0.41%	Yes
Evergreen Pennsylvania Municipal Bond Fund	$475,744,263	First $500 million-0.36% Next $500 million-0.32% Next $500 million-0.28% Over $1.5 billion-0.24%	No
Evergreen Precious Metals Fund	$460,870,941	First $100 million-0.660% Next $100 million-0.535% Over $200 million-0.410%	No
Evergreen Short-Intermediate Municipal Bond Fund	$205,042,579	First $500 million-0.40% Next $500 million-0.32% Over $1.5 billion-0.27%	No
Evergreen Small Cap Value Fund	$83,521,962	First $250 million-0.90% Next $250 million-0.85% Next $500 million-0.75% Over $1 billion-0.70%	No
Evergreen Small-Mid Growth Fund	$36,301,066	First $1 billion-0.70% Over $1 billion-0.65%	Yes
Evergreen Special Values Fund	$1,103,111,481	First $1.5 billion-0.80% Over $1.5 billion-0.75%	Yes
Evergreen Strategic Growth Fund	$486,609,920	First $1.5 billion-0.62% Over $1.5 billion-0.55%	No
Evergreen Strategic Municipal Bond Fund	$482,571,573	First $250 million-0.55% Next $250 million-0.50% Next $500 million-0.45% Next $500 million-0.40% Over $1.5 billion-0.35%	No
Evergreen VA Diversified Capital Builder Fund	$25,661,062	First $500 million-0.41% Next $500 million-0.26% Over $1 billion-0.21%	No
Evergreen VA Diversified Income Builder Fund	$46,479,450	First $300 million-0.31% Next $200 million-0.16% Over $500 million-0.11%	No
Evergreen VA Fundamental Large Cap Fund	$97,200,284	First $250 million - 0.70% Next $250 million - 0.65% Next $500 million - 0.66% Over $1 billion - 0.50%	No
Evergreen VA Growth Fund	$36,819,195	First $1 billion - 0.70% Over $1 billion - 0.65%	No
Evergreen VA International Equity Fund	$129,581,940	First $200 million-0.66% Next $200 million-0.56% Next $200 million-0.46% Over $600 million-0.36%	No
Evergreen VA Omega Fund	$63,144,077	First $1 billion-0.52% Over $1 billion-0.41%	No
Evergreen VA Special Values Fund	$67,919,530	First $1.5 billion-0.80% Over $1.5 billion-0.75%	No
ING Evergreen Health Sciences Portfolio	$196,524,861	0.45%	No
ING Evergreen Omega Portfolio	$135,032,754	0.30%	No
MMA Praxis International Fund	$87,468,881	First $100 million-0.48% Over $100 million-0.45%	No
Transamerica Evergreen Health Care Fund	$177,371,264	First $100 million – 0.42% Next $150 million – 0.40% Over $250 million – 0.35%	No
Transamerica Evergreen International Small Cap Fund	$333,297,974	First $250 million-0.52% Over $250 million-0.50%	No

EIMC is entitled to receive from Evergreen Enhanced S&P 500® Fund an annual fee that may be increased or decreased depending on the Fund's performance, as follows:

Subject to the transition period discussed below ended November 30, 2008, the Fund will pay a fee each month at the annual rate of 0.30% of average daily net assets of the Fund for such month computed as of the close of business each business day (the "Base Fee") adjusted based upon the Investment Performance (as defined below) of the Fund compared to the Investment Record (as defined below) of the Standard & Poor's 500 Index ("S&P 500") during the thirty-six month period ending as of the last business day of the month of the calculation period (the "Performance Fee Adjustment") as follows:

(a) the Base Fee will be increased, up to a maximum fee of 0.45%, by multiplying the difference, if positive, between the Investment Performance of the Fund and the Investment Record of the S&P 500 plus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and adding the result to the Base Fee;

(b) the Base Fee will be decreased, down to a minimum fee of 0.15%, by multiplying the difference, if negative, between the Investment Performance of the Fund and the Investment Record of the S&P 500 minus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and subtracting the result from the Base Fee.

The Performance Fee Adjustment will be applied to the average daily net assets of the Fund over the same period for which the Performance Fee Adjustment is calculated.

For purposes of the foregoing calculation, "Investment Performance" and "Investment Record" are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended. The Investment Performance of the Fund will be the Investment Performance of Class I shares of the Fund for the relevant period.

Notwithstanding the foregoing, a three-year transitional period began on December 1, 2005 during which the fee is assessed as follows:

(a) the fee payable for each of the first twelve months will be the Base Fee, not adjusted as provided above;

(b) the fee payable for each of the thirteenth through the thirty-sixth months shall be determined first, by calculating the Base Fee for the entire period from December 1, 2005 through such month and adjusting that Base Fee as provided above based on the Investment Performance of the Fund and Investment Record of the S&P 500 for that entire period (rather than for a 36-month period); then, determining the difference between the fee so calculated and the aggregate of the fees paid under this Agreement for all prior periods from December 1, 2005; if such difference is a positive number, the Fund will pay the amount of such difference to EIMC; if such difference is a negative number, EIMC will pay an amount equal to the absolute value of such difference to the Fund;

(c) beginning with the thirty-seventh month, the Base Fee will be adjusted based on the performance for a 36-month period ending with the month for which the payment is made, as described above.

Notwithstanding the foregoing, the actual fee paid to EIMC for any period shall not exceed 0.45% of average daily net assets calculated over a month of the Fund computed as of the close of business each business day and paid monthly.

EVERGREEN CALIFORNIA MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37656

PROXY CARD

EVERGREEN CALIFORNIA MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                            CUSIP: STATEMENT 13-28 Funds – S37656

EVERGREEN HIGH INCOME MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37656

PROXY CARD

EVERGREEN HIGH INCOME MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                            CUSIP: STATEMENT 13-28 Funds – S37656

EVERGREEN MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37656

PROXY CARD

EVERGREEN MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                            CUSIP: STATEMENT 13-28 Funds – S37656

EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37656

PROXY CARD

EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                            CUSIP: STATEMENT 13-28 Funds – S37656

EVERGREEN PENNSYLVANIA MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37656

PROXY CARD

EVERGREEN PENNSYLVANIA MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                            CUSIP: STATEMENT 13-28 Funds – S37656

EVERGREEN SHORT-INTERMEDIATE MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37656

PROXY CARD

EVERGREEN SHORT-INTERMEDIATE MUNICIPAL BOND FUND (THE “FUND”),
  A SERIES OF EVERGREEN MUNICIPAL TRUST (THE “TRUST”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                            CUSIP: STATEMENT 13-28 Funds – S37656